UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 10, 2004
(Date of earliest event reported)

THE GENLYTE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-16960	22-2584333
(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY 40223
(Address of principal executive offices) (Zip Code)

(502) 420-9500
(Registrant’s telephone number, including area code)

ITEM 7.                             Financial Statements and Exhibits.

(c)            Exhibits:

99.1                                                        The Genlyte Group Incorporated news release titled “Genlyte Announces Record Sales and Earnings in 2003”

ITEM 12.                            Results of Operations and Financial Condition.

On February 10, 2004, The Genlyte Group Incorporated issued the news release attached hereto as Exhibit 99.1 titled “Genlyte Announces Record Sales and Earnings in 2003.”

The information in this current report (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Security Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED

	By:	/s/ William G. Ferko
Name: William G. Ferko
Title: Vice President, Chief Financial Officer & Treasurer

Date: February 10, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Genlyte Group Incorporated news release titled “Genlyte Announces Record Sales and Earnings in 2003”